     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 5, 1997

                                                           REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              -------------------

                        GENERAL GROWTH PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                                               42-1283895
 (State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)


                      55 WEST MONROE STREET -- SUITE 3100
                            CHICAGO, ILLINOIS 60603
                                 (312) 551-5000
  (Address, including zip code and telephone number, including area code, of registrant's principal executive offices)

                             MR. MATTHEW BUCKSBAUM
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        GENERAL GROWTH PROPERTIES, INC.
                      55 WEST MONROE STREET -- SUITE 3100
                            CHICAGO, ILLINOIS 60603
                                 (312) 551-5000
  (Name, address, including zip code, and telephone number, including area code, of agent for service)
                              -------------------

                                with copies to:
                          MARSHALL E. EISENBERG, ESQ.
                            NEAL, GERBER & EISENBERG
                            TWO NORTH LASALLE STREET
                            CHICAGO, ILLINOIS 60602
                               (312) 269-8000
                              -------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
     From time to time after the Registration Statement becomes effective.
                              -------------------

       If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

       If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

       If this Form is filed to register additional securities for an offering pursuant to Rule 462 (b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 33-90556

       If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

       If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                        CALCULATION OF REGISTRATION FEE


     TITLE OF EACH CLASS OF             PROPOSED MAXIMUM          AMOUNT OF
   SECURITIES TO BE REGISTERED      AGGREGATE OFFERING PRICE   REGISTRATION FEE
 ------------------------------     -------------------------  ----------------
Common Stock, par value $.10 per
share                                      $4,844,409               $1,468



(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, by General Growth Properties, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission"). This Registration Statement hereby incorporates by reference the contents of the Registration Statement on Form S-3 (File No. 33-90556) filed on March 23, 1995 relating to the offer and sale from time to time of certain of the Company's securities for an aggregate initial offering price not to exceed $250,000,000.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that it has instructed its bank to wire, to the lockbox of the Commission at Mellon Bank, the registration fee for the $4,844,409 of additional aggregate offering price being registered hereby as soon as practicable (but in any event no later than the close of business on August 6, 1997); that it will not revoke such instructions and that it has sufficient funds in the relevant bank account to cover the amount of the filing fee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on August 5, 1997.

                                     GENERAL GROWTH PROPERTIES, INC.
                                          (Registrant)

                                     By:  /S/ MATTHEW BUCKSBAUM
                                          ---------------------
                                          Matthew Bucksbaum

                                          Chairman of the Board and
                                          Chief Executive Officer


     We, the undersigned officers and directors of General Growth
Properties, Inc., hereby severally constitute Matthew Bucksbaum, Robert Michaels and Bernard Freibaum, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, any and all amendments, including post-effective amendments, to this registration statement, and generally to do all such things in our name and behalf in such capacities to enable General Growth Properties, Inc. to comply with the applicable provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys, or any of them, to any and all such amendments.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below on August 5, 1997, by the following persons in the capacities indicated:


  Signature            Title
-------------        ---------


/S/ MATTHEW BUCKSBAUM Chairman of the Board, Chief Executive Officer --------------------- and Director (Principal Executive Officer)
Matthew Bucksbaum



/S/ ROBERT MICHAELS    President and Director
---------------------
Robert Michaels


/S/ JOHN BUCKSBAUM     Executive Vice President and Director
---------------------
John Bucksbaum


/S/ BERNARD FREIBAUM   Executive Vice President and Chief Financial Officer
---------------------  (Principal Financial and Accounting Officer)
Bernard Freibaum


/S/ ANTHONY DOWNS      Director
-----------------
Anthony Downs


/S/ MORRIS MARK        Director
-----------------
Morris Mark


/S/ BETH STEWART       Director
-----------------
Beth Stewart


/S/ A. LORNE WEIL      Director
-----------------
A. Lorne Weil

                                 EXHIBIT INDEX


  EXHIBIT                                                                 PAGE
   NO.      DESCRIPTION                                                  NUMBER
 -------  -------------------------------------------------------------  ------

  5.1     Opinion of Neal, Gerber & Eisenberg, counsel for the Company.
 23.1     Consent of Coopers & Lybrand L.L.P.
 23.2     Consent of Addison, Roberts & Ludwig, P.C.
 23.3     Consent of Neal, Gerber & Eisenberg (included in Exhibit 5.1).
 24.1 Powers of Attorney of certain officers and directors of the Company (included on signature page).